UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2025

Lord Abbett Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01764	93-4670837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Street Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 522-2388

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 3, 2025, Lord Abbett Private Credit Fund filed a Current Report on Form 8-K under Items 1.01, 2.03, and 9.01 (the “Original Report”). The Original Report inadvertently disclosed an incorrect percentage regarding the reduced applicable margin rate. The applicable margin rate range was disclosed as 1.60% to 1.80% per annum, subject to a floor of 1.80% per annum, instead of 1.60% to 1.85% per annum, subject to a floor of 1.80% per annum. This amendment to the Original Report hereby amends and restates the disclosure contained in the Original Report.

Item 1.01. Entry into a Material Definitive Agreement

On October 2, 2025, Lord Abbett PCF Financing LLC (“PCF Financing”), a wholly-owned, special purpose financing subsidiary of Lord Abbett Private Credit Fund (the “Company”), entered into the First Amendment (the “First Amendment”) to the Credit Agreement (the “Credit Agreement”), dated January 23, 2025, by and among PCF Financing, as borrower, the Company, as servicer, Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity “Administrative Agent”) and sole lead arranger and sole book manager, each of the lenders from time to time party thereto, and State Street Bank and Trust Company, as collateral custodian. Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Credit Agreement.

The First Amendment provides for, among other things, (i) an extension of the revolving period during which PCF Financing may make borrowings under the Credit Agreement from January 23, 2028 to October 2, 2028; (ii) an extension of the scheduled maturity date from January 23, 2030 to October 2, 2030; and (iii) a reduction to the applicable margin from a range of 1.60% to 2.00% per annum, subject to a floor of 1.90% per annum, to a range of 1.60% to 1.85% per annum, subject to a floor of 1.80% per annum.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the Credit Agreement attached hereto as Exhibit 10.1.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment, dated October 2, 2025, to Credit Agreement, dated January 23, 2025, by and among the Company, PCF Financing, Bank of America, and State Street Bank and Trust Company, as Collateral Custodian.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORD ABBETT PRIVATE CREDIT FUND

Date: October 6, 2025	By:	/s/ Salvatore Dona
	Name:	Salvatore Dona
	Title:	Chief Financial Officer